UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
 (Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bank Global Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
 (Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2018

Date of reporting period:  August 31, 2018

Item 1. Reports to Stockholders.

Advantus Dynamic Managed Volatility Fund
Institutional Class Shares – VVMIX

Advantus Managed Volatility Equity Fund
Institutional Class Shares – VMEIX

Advantus Strategic Dividend Income Fund
Institutional Class Shares – VSDIX

Annual Report

www.advantusfunds.com	August 31, 2018

ADVANTUS FUNDS

October 4, 2018

Advantus Dynamic Managed Volatility Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Securian Asset Management

FUND PERFORMANCE UPDATE

For the period beginning September 1, 2017 and ending August 31, 2018, the Advantus Dynamic Managed Volatility Fund (the “DMV Fund”) Institutional Class returned 13.74%, outperforming the DMV Benchmark return of 11.05%.

The Fund had a realized volatility, as measured by its standard deviation of daily returns, of 7.49% compared to the Fund’s custom benchmark realized volatility of 7.31%

The DMV Benchmark is a custom benchmark for the DMV Fund developed by Securian Asset Management.

For comparison, the S&P 500 Index (dividend adjusted) was up 19.66% with a realized volatility of 12.44% over the same period.

STRATEGY UPDATE

We continue to have conviction in the thesis driving this strategy. We believe that, over a full market cycle, periods of lower equity volatility will produce better average returns, periods of higher equity volatility will produce worse average returns, and thus better outcomes can be achieved by modulating a portfolio’s equity exposure as equity volatility changes. This reporting period only reinforces that premise; from September 1, 2017 through February 1, 2018, the S&P 500 returned 15.01%, with a realized volatility of 6.38%. From February 1, 2018 through August 31, 2018 (which includes the VIX spike and subsequent “short volatility” strategy implosion, discussed later), the S&P returned 4.03% with 15.34% realized volatility. We positioned the Fund at approximately 81% equity exposure through the entire first time window. As a result of the escalating volatility in February, we decreased the Fund’s equity exposure to approximately 35%, which we maintained until the end of April. Through May, we gradually brought the Fund’s equity exposure back to approximately 80%, which is where it closed out the reporting period.

MARKET SECTOR UPDATE

Over the past year, the domestic fixed income market took a step—albeit a small one—back toward normal interest rate levels. The Federal Reserve hiked its Target Rate three times during this period, bringing the upper bound of its Target Range from 1.25% to 2.00%. Yields on the short end of the curve responded as one would imagine, increasing by around 1.25%, depending on the maturity point considered. Worryingly, the long end of the curve did not respond in kind. The 30-year Treasury rate only rose by 0.29%, resulting in a significant flattening of the yield curve.

U.S. Treasury Rates

	6 Month	1 Year	5 Year	10 Year	30 Year	30 Year - 6 Month Spread
8/31/2017	1.07	1.22	1.70	2.12	2.73	1.66
8/31/2018	2.26	2.45	2.74	2.86	3.02	0.76
Change	1.19	1.23	1.04	0.74	0.29	-0.90

Source: Bloomberg

ADVANTUS FUNDS

For various economic reasons, it is unusual to have so little term premium (0.76%) between the 6 Month and 30 Year yield. Further, when this term premium becomes negative, recessions have consistently followed:

Source: Bloomberg

Through the first half of the period, domestic equity markets continued to slowly move skyward, as they had done since the November of 2016. Late January of 2018 finally saw a return of volatility, brief though it may have been, brought on by short-volatility retail products. While the flare in implied volatility was spectacular—from February 2 to February 5, the VIX more than doubled—the actual equity value lost was modest, and the S&P 500 shrugged off its 10% decline during this volatility flare to go on to a 19.66% return for the period.

In addition to the Federal Reserve rate decisions previously mentioned, this period also saw modest steps by the European Central Bank (ECB) and Bank of Japan (BOJ) to back away from their quantitative easing programs. In June, the ECB announced that it would stop purchasing assets by December of 2018, but keep interest rates low for the foreseeable future. This is much the same course that the Fed embarked on in 2014. In January, the BOJ announced that it would begin tapering its purchases of government bonds with maturities of ten years or higher.

OUTLOOK

This reporting period was the first one since quantitative easing began—nearly ten years ago—to see all three major central banks simultaneously moving toward tighter monetary policy, with the Federal Reserve roughly four years ahead of the ECB and BOJ. While the global deluge of new liquidity has decreased substantially, there are still several years ahead where ECB and BOJ action, namely coupon reinvestment and interest rate targeting, will suppress rates internationally.

In our last letter, we stated we did not believe Fed action would significantly increase mid- and long-term rates, and that proved to be true. As previously mentioned, the yield curve has flatted significantly, and we believe it will flatten further as the Fed continues to raise its short-term target rate, but yield and duration-focused investors both domestically and internationally continue to purchase longer-dated bonds. We view further flattening of the yield curve as unambiguously bad for financial markets.

ADVANTUS FUNDS

In the domestic equity market, we expect modestly higher volatility in the coming year. Reasons include:

1.	Short interest rates are now well above the equity dividend yield, which should encourage some asset rotation from equity to fixed income

2.	Along the same lines, with interest rates up somewhat and equity performance very strong in the past year, programmatic rebalancing should also force some rotation from equity to fixed income

3.
Retail short-volatility products either outright liquidated, or lost significant assets and reduced leverage, after the VIX explosion in February. The presence of short volatility strategies in the market tend to suppress realized volatility, and less AUM in these strategies implies less dampening

4.
The Republican majority in Washington has already passed tax reform and rolled back numerous regulations; it is difficult to imagine further legislative or executive action that will be supportive of equity valuations in the near future

On a longer time horizon—two to three years—we see more downside risk than upside potential in the domestic equity market. The U.S. unemployment rate is currently about 4.0%, close to the 2000 and 2007 low points leading into those respective recessions. Stock indexes are hovering at or near all-time highs, and fundamental valuations (P/E ratios, stock market capitalization to GDP, etc.) are similarly elevated. The current bull market is now over nine years old, and when the next financial crisis does set in, the global central banks have little ammunition left with which to fight it. Even though the Fed has raised short-term rates to about 2%, longer Interest rates are still near historic lows. Further, the Fed balance sheet has only been reduced by about $300 billion from its peak value of $4.5 trillion. The ECB and BOJ have not even stopped quantitative easing. Finally, global debt levels—both sovereign and private—are at historic highs. It is difficult to put a positive spin on this level of debt overhang.

We will continue to use our volatility metrics to inform the equity allocation of the DMV Fund. We will aim to de-risk when we believe volatility should be high, and aim to re-risk when we believe volatility should be low.

ADVANTUS FUNDS

October 4, 2018

Advantus Managed Volatility Equity Fund

Managers:
Craig Stapleton, CFA; Jeremy Gogos, CFA; Merlin Erickson
Securian Asset Management

FUND PERFORMANCE UPDATE

For the period September 1, 2017 and ending August 31, 2018, the Advantus Managed Volatility Equity Fund (the “MVE Fund”) Institutional Class returned 7.69%, underperforming the MVE Benchmark return of 8.24%.

The MVE Benchmark is a custom benchmark for the MVE Fund developed by Securian Asset Management.

The Fund had a realized volatility, as measured by its standard deviation of daily returns, of 8.00%, as compared to the MVE Benchmark realized volatility of 6.69%.

For comparison, the S&P 500 Index (dividend adjusted) was up 19.66% with a realized volatility of 12.44% over the same period.

STRATEGY UPDATE

We continue to have conviction in the thesis driving this strategy. We believe that, over a full market cycle, periods of lower equity volatility will produce better average returns, periods of higher equity volatility will produce worse average returns, and thus better outcomes can be achieved by modulating a portfolio’s equity exposure as equity volatility changes. This reporting period only reinforces that premise:

	09/01/2017 – 01/31/2018		02/01/2018 – 08/31/2018
	Return (local currency, %)	Volatility (%)	Return (local currency, %)	Volatility (%)
SPX	15.01	6.38	4.03	15.34
DAX	9.40	9.91	-6.26	15.55
Euro Stoxx 50	5.49	8.54	-3.28	13.35
Nikkei 225	18.58	12.46	0.05	17.07
Shenzhen 300	12.00	11.32	-20.40	20.47

We positioned the Fund at approximately 93% equity exposure through the entire first time window. As a result of the escalating volatility in February, we decreased the Fund equity exposure to approximately 67%. During the next three months, fund equity exposure varied between 67% and 92%, as the aftershocks of the February volatility spike subsided. In late May, we brought Fund equity exposure up to 95%, which is where it closed out the reporting period.

MARKET SECTOR UPDATE

Over the past year, the domestic fixed income market took a step—albeit a small one—back toward  normal interest rate levels. The Federal Reserve hiked its Target Rate three times during this period, bringing the upper bound of its Target Range from 1.25% to 2.00%. Yields on the short end of the curve responded as one would imagine, increasing by around 1.25%, depending on the maturity point considered. Worryingly, the long end of the curve did not respond in kind. The 30-year Treasury rate only rose by 0.29%, resulting in a significant flattening of the yield curve.

ADVANTUS FUNDS

U.S. Treasury Rates

	6 Month	1 Year	5 Year	10 Year	30 Year	30 Year - 6 Month Spread
8/31/2017	1.07	1.22	1.70	2.12	2.73	1.66
8/31/2018	2.26	2.45	2.74	2.86	3.02	0.76
Change	1.19	1.23	1.04	0.74	0.29	-0.90

Source: Bloomberg

For various economic reasons, it is unusual to have so little term premium (0.76%) between the 6 Month and 30 Year yield. Further, when this term premium becomes negative, recessions have consistently followed:

Source: Bloomberg

Through the first half of the period, domestic equity markets continued to slowly move skyward, as they had done since the November of 2016. Late January of 2018 finally saw a return of volatility, brief though it may have been, brought on by short-volatility retail products. While the flare in implied volatility was spectacular—from 2/2 to 2/5, the VIX more than doubled—the actual equity value lost was modest, and the S&P 500 shrugged off its 10% decline during this volatility flare to go on to a 19.66% return for the period.

In addition to the Federal Reserve rate decisions previously mentioned, this period also saw modest steps by the European Central Bank (ECB) and Bank of Japan (BOJ) to back away from their quantitative easing programs. In June, the ECB announced that it would stop purchasing assets by December of 2018, but keep interest rates low for the foreseeable future. This is much the same course that the Fed embarked on in 2014. In January, the BOJ announced that it would begin tapering its purchases of government bonds with maturities of ten years or higher.

Also on the international front, the second half of this period saw the saber-rattling around a US-China trade war materialize into falling emerging market equity valuations and a strengthening US Dollar. In particular, the Chinese stock market bore the worst of this fallout, with the Shenzhen 300 down almost 25% from its late-January high to the end of the period.

ADVANTUS FUNDS

OUTLOOK

This reporting period was the first one since quantitative easing began—nearly ten years ago—to see all three major central banks simultaneously moving toward tighter monetary policy, with the Federal Reserve roughly four years ahead of the ECB and BOJ. While the global deluge of new liquidity has decreased substantially, there are still several years ahead where ECB and BOJ action, namely coupon reinvestment and interest rate targeting, will suppress rates internationally.

In our last letter, we stated we did not believe Fed action would significantly increase mid- and long-term rates, and that proved to be true. As previously mentioned, the yield curve has flatted significantly, and we believe it will flatten further as the Fed continues to raise its short-term target rate, but yield and duration-focused investors both domestically and internationally continue to purchase longer-dated bonds. We view further flattening of the yield curve as unambiguously bad for financial markets.

In the domestic equity market, we expect modestly higher volatility in the coming year. Reasons include:

1.	Short interest rates are now well above the equity dividend yield, which should encourage some asset rotation from equity to fixed income

2.	Along the same lines, with interest rates up somewhat and equity performance very strong in the past year, programmatic rebalancing should also force some rotation from equity to fixed income

3.
Retail short-volatility products either outright liquidated, or lost significant assets and reduced leverage, after the VIX explosion in February. The presence of short volatility strategies in the market tend to suppress realized volatility, and less AUM in these strategies implies less dampening

4.
The Republican majority in Washington has already passed tax reform and rolled back numerous regulations; it is difficult to imagine further legislative or executive action that will be supportive of equity valuations in the near future

We expect U.S. equity to continue to outperform currency-adjusted international equity:

1.
We see global rate differentials—U.S. Treasury 30 Year at 3.01% vs German Bund 30 Year at 1.08%, for example—as supportive of U.S. Dollar strength against other major currencies, suggesting foreign assets will not get a “currency kick” in the near term

2.	BREXIT negotiations are not going well, major Eurozone economies (e.g. Italy) are heavily in debt and politically fractured, and even German GDP growth has slowed modestly in the last two quarters

3.	Continued trade war threats and actions will weigh on Chinese stocks

On a longer time horizon—two to three years—we see more downside risk than upside potential in the domestic equity market. The U.S. unemployment rate is currently about 4.0%, close to the 2000 and 2007 low points leading into those respective recessions. Stock indexes are hovering at or near all-time highs, and fundamental valuations (P/E ratios, stock market capitalization to GDP, etc.) are similarly elevated. The current bull market is now over nine years old, and when the next financial crisis does set in, the global central banks have little ammunition left with which to fight it. Even though the Fed has raised short-term rates to about 2%, longer Interest rates are still near historic lows. Further, the Fed balance sheet has only been reduced by about $300 billion from its peak value of $4.5 trillion. The ECB and BOJ have not even stopped quantitative easing. Finally, global debt levels—both sovereign and private—are at historic highs. It is difficult to put a positive spin on this level of debt overhang.

We will continue to use our volatility metrics to inform the equity allocation of the MVE Fund. We will aim to de-risk when we believe volatility should be high, and aim to re-risk when we believe volatility should be low.

ADVANTUS FUNDS

October 4, 2018

Advantus Strategic Dividend Income Fund

Managers:
Joseph Betlej, CFA, Lowell Bolken, CFA, Craig Stapleton, CFA
Securian Asset Management

FUND PERFORMANCE UPDATE

For the 1-year period ending August 31, 2018, the return for the Advantus Strategic Dividend Income Fund’s (the “SDI Fund”) Institutional Class was 4.61%, modestly trailing the SDI custom benchmark return of 4.92%.  For comparison, the S&P 500 Index (dividend adjusted) was up 19.66% during the same period. The SDI Fund’s dividend yield was consistent with expectations. Volatility, which had been at or near that of the S&P 500 Index during 2017, returned to the expected range of 70-80% below the broader market during that period.  Note that the custom benchmark was refined for 2018, with only the Real Estate Investment Trust (“REIT”) index within the benchmark affected.  An alternative and more widely used REIT index replaced the previously used index, which also more closely aligned with the Fund’s strategy.  The asset allocation weightings for all sectors, including REITs, remained the same as in the previous benchmark.

The period began in a generally positive environment with improving GDP and corporate earnings growth.  Volatility for the broader market was historically low, owing to a sustained period of relatively low inflation and interest rates in combination with this steady growth.  However, the passage of the Tax Cuts and Jobs Act (TCJA) transformed a period of uncertainty into generally bullish expectations pushing the S&P 500 to a point on January 26th that was then an all-time high.  Bond yields also responded in an upward trend that has since continued.  A rapid rise in interest rates generally has a negative influence initially on the Fund’s major asset classes.

Shortly after this temporary equity peak, the market reacted unfavorably coincident with an inflation-signaling wage growth number embedded in the early February non-farm payroll report.  Part of the reaction was a reintroduction of volatility in the markets, which has since returned the S&P 500 volatility closer to long term historical levels.  The equity markets at that point also rewarded more defensive sectors, such as Utilities.  In fact, post that report, Utilities and REITs (as represented by the indices in the Fund’s custom benchmark) both outperformed the S&P 500 Index through August 31, 2018.  This, despite a more recent S&P 500 rally, and in the face of higher interest rates.  As mentioned above, the measured volatility of the Fund also returned to a level lower than that of the broader equity market.

REITs have generally been able to sustain earnings and cash flow growth, albeit at a slower rate given the later stage in the cycle.  This endurance of positive fundamentals in the past few quarters has buoyed sentiment somewhat as occupancies and rental rates continued to be solid. Retail REITs, particularly malls, have rebounded as previous concerns about tenant credit may have overly depressed stock prices.  Industrial and Datacenter properties continue to experience healthy rental rate growth.  Although rising interest rates remain a headwind, the sector demonstrated a defensive resiliency in the wake of market volatility.

Energy Infrastructure companies (oil and natural gas transportation and storage) have been a steady performer having strengthened their balance sheets, right-sized their growth capital expenditures to internally financeable levels, and improved their distribution coverage.  A shift from the Master Limited Partnership (“MLP”) structure to a corporate structure, now catching favor in the industry, has been a recent focus, and could capture a wider audience of investors.

ADVANTUS FUNDS

Though Utilities also fell out of favor with interest rate pressure, they did exhibit their inherent defensive characteristics in February.  This defensiveness amidst uncertainty remains a critical component to achieve a lower relative volatility within a non-correlated diverse portfolio.

STRATEGY

On concerns of lower earnings growth profile, REITs were underweight versus our target allocation for the year.  The positive contribution due to timing of this allocation was more than offset by negative security selection, mainly in Office.  The strategy’s Energy Infrastructure holdings performed very well, in excess of 8% over the Alerian MLP Index total return during the period, which drove our decision to overweight at the tail-end of the period.  Security selection was the overriding factor.  The Fund’s Utility portfolio also handily outperformed its respective benchmark sub-index by over 10% and the underweight provided a slight allocation effect boost. Although avoiding the California-based utilities provided much of the return, renewable exposure also proved timely.

OUTLOOK

Though interest rate headwinds remain a pressure point for high-yielding equities, the slowdown of global economies relative to US has provided a ceiling to US rates as international rates, particularly Germany and Japan, remain extremely low. The broader equity market continues to reach for higher valuation levels despite the worries concerning import tariffs and the mid-term elections. In the midst of these issues is the unwinding of the Fed’s balance sheet and the steadily increasing Fed Funds rate.

Will inflation overwhelm the Fed’s efforts?  Partially given the fears of labor pressures, inflation expectations as represented by Treasury Inflation Protected securities (TIPs) have crept up, reflecting this concern.  The strategy’s exposure to TIPs, as well as what we believe are inflation-protection attributes of real estate and energy sectors, gives us the tools that we believe can be managed to combat this growing concern if it develops.  On the other hand, a growing US economy should in turn fuel growth in dividend and distribution payouts of our security holdings.

As with past market moves, the strategy incorporates flexibility to navigate uncertainty during market corrections.

It is in this type of environment where active management within a multi-asset portfolio may be rewarded.

Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedules of Investments in this report.

Diversification does not assure a profit nor protect against loss in a declining market.

Short term performance in particular is not a good indication of the Funds’ future performance and an investment should not be made based solely on returns.

Mutual fund investing involves risk. Principal loss is possible. Investors should be aware of the risks involved with investing in a fund concentrating in a specific industry such as REITs or real estate securities. These include risks such as declines in the value of real estate and increased susceptibility to adverse economic or regulatory developments. Investing in small and medium-sized companies involves greater risks than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity. The Funds may invest in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Investments in ETFs and ETNs are subject to additional risks that do not apply to conventional mutual funds, including the risks that the market price of the shares may trade at a discount to its net asset value (“NAV”), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares. MLPs are subject to certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The funds may also use options and future contracts, which have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities

ADVANTUS FUNDS

prices, interest rates and currency exchange rates. Covered calls may limit the upside potential of the underlying security. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in asset backed and mortgage backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments. Municipal securities are subject to adverse political or economic factors, including changes in the tax law. Derivatives involve special risks including leverage, correlation, counterparty, liquidity, operational, accounting and tax risks. These risks, in certain cases, may be greater than the risks presented by more traditional investments. The Funds may invest in illiquid securities which involve the risk that the securities will not be able to be sold at the time or prices desired by the fund, particularly during times of market turmoil.

The DMV Benchmark is a custom benchmark created by Securian, it is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. The S&P 500 Index is an unmanaged, market-value weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance. The Bloomberg Barclays U.S. Aggregate Index is an unmanaged, market-value weighted index of bonds, which is widely regarded as the standard for measuring investment grade bond performance.

The MVE Benchmark is a custom benchmark created by Securian, it is comprised of 60% S&P 500 Low Volatility Index; 20% S&P BMI International Developed Low Volatility Index; and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index. The S&P 500 Low Volatility Index measures the performance of the 100 least volatile stocks in the S&P 500 Index based on their historical volatility. The S&P BMI International Developed Low Volatility Index measures the performance of the 200 least volatile stocks in the S&P Developed Market large/midcap universe. Constituents are weighted relative to the inverse of their corresponding volatility, with the least volatile stocks receiving the highest weights. The Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index measures the performance of U.S. Treasury Bills with a maturity of less than three months.

The SDI Benchmark is a custom benchmark created by Securian, it is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT. Alerian MLP Total Return Index – a composite of the 50 most prominent energy Master Limited Partnerships (MLPs). Bloomberg Barclays Capital US Government Inflation Linked Bond Index – an index that includes publicly issued, U.S. Treasury inflation protected securities that have at least 1 year remaining to maturity of index rebalancing date, with an issue size equal to or in excess of $500 million. The S&P 500 Utilities Index – an index of those companies included in the S&P 500 that are classified as members of the GICS(registered symbol) utilities sector. Wells Fargo Hybrid & Preferred REIT Index – an index composed exclusively of preferred shares and depository shares designed to track the performance of preferred securities issued in the U.S. markets by Real Estate Investment Trusts (REITs). Wilshire Real Estate Securities Index – an index of publicly traded U.S. real estate equity securities.

The CBOE Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by S&P 500 stock index option prices.

The Deutsche Boerse AG German Stock Index (DAX) is a total return index of 30 selected German blue chip stocks traded on the Frankfurt Stock Exchange. The equities use free float shares in the index calculation.

The Euro Stoxx 50 provides blue-chip representation of supersector leaders in the Eurozone. The index covers 50 stocks from 11 Eurozone countries: Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

The FTSE (Financial Times Stock Exchange) 100 Index is a market-capitalization weighted index of UK-listed blue chip companies. The index is part of the FTSE UK Series and is designed to measure the performance of the 100 largest companies traded on the London Stock Exchange that pass screening for size and liquidity. FTSE 100 constituents are all traded on the London Stock Exchange’s SETS trading system.

The MSCI EAFE Index is a stock market index that is designed to measure the equity market performance of developed markets outside of the U.S. and Canada. The EAFE acronym stands for Europe, Australasia and Far East.

The NASDAQ Composite Index measures all NASDAQ domestic and international based common type stocks listed on The NASDAQ Stock Market. The NASDAQ Composite is calculated under a market capitalization weighted methodology index.

The Nikkei 225 Index is a price-weighted index comprised of Japan’s top 225 blue-chip companies traded on the Tokyo Stock Exchange.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

ADVANTUS FUNDS

The Shenzhen Composite Index is an actual market-cap weighted index (no free float factor) that tracks the stock performance of all the A-share and B-share lists on the Shenzhen Stock Exchange.

It is not possible to invest directly in an index.

Standard deviation measures the dispersion of a set of data from its mean.

The price-to-earnings ratio is the ratio for valuing a company that measures its current share prices relative to its per share earnings.

Must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, distributor.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2018 (Unaudited)

	One Year	Since Inception(1)
Dynamic Managed Volatility Fund	13.74%	12.23%
S&P 500 Index(2)	19.66%	18.37%
Advantus DMV Benchmark(3)	11.05%	11.50%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	The Advantus DMV Benchmark is comprised of 60% S&P 500 Index and 40% Bloomberg Barclays U.S. Aggregate Index. This Index cannot be invested in directly.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2018 (Unaudited)

	One Year	Since Inception(1)
Managed Volatility Equity Fund	7.69%	9.29%
S&P 500 Index(2)	19.66%	18.37%
Advantus MVE Benchmark(3)	8.24%	11.16%

(1)	September 28, 2015.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Advantus MVE Benchmark is comprised of 60% S&P 500 Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index, and 20% Bloomberg Barclays U.S. 3 Month Treasury Bellwether Index.  This Index cannot be invested in directly.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Value of $100,000 Investment (Unaudited)

The chart assumes an initial investment of $100,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost.  Performance assumes the reinvestment of capital gains and income distributions.  The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return (%) – As of August 31, 2018 (Unaudited)

	One Year	Three Years	Five Years	Since Inception(1)
Strategic Dividend Income Fund	4.61%	7.40%	7.32%	7.01%
S&P 500 Index(2)	19.66%	16.11%	14.52%	14.88%
Advantus SDI Benchmark(3)	4.92%	7.92%	8.08%	7.00%

(1)	September 12, 2012.
(2)	The Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)
The Advantus SDI Benchmark is comprised of 54% FTSE NAREIT Equity REITs Index; 12% S&P 500 Utilities Index; 12% Alerian MLP Total Return Index; 12% Bloomberg Barclays Capital US Government Inflation Linked Bond Index; and 10% Wells Fargo Hybrid & Preferred REIT Index. This Index cannot be invested in directly.

ADVANTUS FUNDS

Expense Example (Unaudited)
August 31, 2018

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 – August 31, 2018).

ACTUAL EXPENSES

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

Advantus Dynamic Managed Volatility Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
	(3/1/2018)	(8/31/2018)	(3/1/2018 to 8/31/2018)
Dynamic Managed Volatility Fund Actual(2)	$1,000.00	$1,061.00	$2.86
Dynamic Managed Volatility Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.43	$2.80

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended August 31, 2018 of 6.10% for the Fund.

ADVANTUS FUNDS

Expense Example (Unaudited) – Continued
August 31, 2018

Advantus Managed Volatility Equity Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(3)
	(3/1/2018)	(8/31/2018)	(3/1/2018 to 8/31/2018)
Managed Volatility Equity Fund Actual(4)	$1,000.00	$1,041.10	$2.83
Managed Volatility Equity Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,022.43	$2.80

(3)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.55% for the Fund multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(4)	Based on the actual returns for the six-month period ended August 31, 2018 of 4.11% for the Fund.

Advantus Strategic Dividend Income Fund

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(5)
	(3/1/2018)	(8/31/2018)	(3/1/2018 to 8/31/2018)
Strategic Dividend Income Fund Actual(6)	$1,000.00	$1,143.90	$4.05
Strategic Dividend Income Fund Hypothetical
(5% annual return before expenses)	$1,000.00	$1,021.42	$3.82

(5)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.75% for the Fund multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

(6)	Based on the actual returns for the six-month period ended August 31, 2018 of 14.39% for the Fund.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Sector Allocation (Unaudited)
As of August 31, 2018(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2018(1)(2)
(% of net assets)

iShares Core S&P 500 Fund	42.4%
iShares iBoxx $ Investment Grade Corporate Bond Fund	5.6%
Credit Suisse Mortgage Trust, Series 2015-GLPA, 4.276%, 11/15/2037	1.8%
E*TRADE Financial, 2.950%, 08/24/2022	1.2%
Abbott Laboratories, 4.750%, 04/15/2043	0.8%
Florida Gas Transmission, 4.350%, 07/15/2025	0.7%
Amgen, 5.700%, 02/01/2019	0.7%
Sherwin-Williams, 3.950%, 01/15/2026	0.7%
Valero Energy, 3.650%, 03/15/2025	0.7%
Essex Portfolio, 3.500%, 04/01/2025	0.7%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Sector Allocation (Unaudited)
As of August 31, 2018(1)
(% of net assets)

Fund Holdings (Unaudited)
As of August 31, 2018(1)(2)
(% of net assets)

iShares MSCI USA Minimum Volatility Fund	32.2%
iShares MSCI EAFE Minimum Volatility Fund	25.1%
iShares Core High Dividend Fund	19.0%
iShares MSCI Emerging Markets Minimum Volatility Fund	6.1%
iShares Short Maturity Bond Fund	5.0%
iShares MSCI Germany Fund	4.0%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Sector Allocation (Unaudited)
As of August 31, 2018(1)
(% of net assets)

Top Ten Holdings (Unaudited)
As of August 31, 2018(1)(2)
(% of net assets)

Simon Property Group	3.2%
Prologis	2.3%
Crown Castle International	2.0%
U.S. Treasury Bond, 2.375%, 01/15/2025	1.8%
Exelon	1.7%
Enterprise Products Partners	1.7%
Sabra Health Care REIT	1.7%
AvalonBay Communities	1.6%
MPLX	1.6%
Digital Realty Trust	1.5%

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.
(2)	Short-term investments are not included.

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 48.0%
iShares Core S&P 500 Fund (a)(b)	60,491	$17,689,988
iShares iBoxx $ Investment Grade Corporate Bond Fund (a)	20,300	2,343,432
Total Exchange Traded Funds
(Cost $13,975,184)		20,033,420

	Par
CORPORATE BONDS – 30.4%

Airlines – 0.5%
British Airways
Series 2013-1
4.625%, 12/20/2025 (c)	$202,431	208,579

Banks – 2.8%
Astoria Financial
3.500%, 06/08/2020	250,000	250,004
Barclays
4.375%, 01/12/2026 (d)	200,000	195,856
JPMorgan Chase
4.500%, 01/24/2022	250,000	259,329
PNC Bank
2.450%, 07/28/2022	250,000	242,449
Synchrony Bank
3.000%, 06/15/2022	250,000	240,953
		1,188,591
Chemicals – 1.3%
Sherwin-Williams
3.950%, 01/15/2026	300,000	299,463
Yara International
4.750%, 06/01/2028 (c)(d)(e)	250,000	254,615
		554,078
Consumer Discretionary – 1.3%
CBS
3.500%, 01/15/2025	300,000	289,032
Harley-Davidson Financial Services
3.550%, 05/21/2021 (c)(e)	250,000	249,996
		539,028

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2018

		Fair
	Par	Value
CORPORATE BONDS – 30.4% (Continued)

Consumer Staples – 0.6%
CVS Caremark
6.943%, 01/10/2030	$209,597	$236,340

Diversified Financial Services – 4.1%
American Express
2.500%, 08/01/2022	250,000	241,019
Capital One Financial
4.250%, 04/30/2025	250,000	251,670
E*TRADE Financial
2.950%, 08/24/2022	500,000	486,904
First American Financial
4.600%, 11/15/2024	200,000	202,206
Invesco Financial
3.750%, 01/15/2026 (d)	250,000	250,614
Total System Services
4.800%, 04/01/2026	250,000	259,043
		1,691,456
Energy – 3.7%
Florida Gas Transmission
4.350%, 07/15/2025 (c)	300,000	307,842
ONEOK
4.000%, 07/13/2027	250,000	244,736
Phillips 66
4.650%, 11/15/2034	200,000	203,542
Valero Energy
3.650%, 03/15/2025	300,000	296,523
4.350%, 06/01/2028	250,000	254,504
Williams Partners
3.750%, 06/15/2027	250,000	240,419
		1,547,566
Health Care – 0.8%
Abbott Laboratories
4.750%, 04/15/2043	300,000	321,929

Industrial – 2.3%
General Dynamics
3.500%, 05/15/2025	250,000	252,642
Stanley Black & Decker
2.451%, 11/17/2018	200,000	199,949

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2018

		Fair
	Par	Value
CORPORATE BONDS – 30.4% (Continued)

Industrial – 2.3% (Continued)
Textron
4.000%, 03/15/2026	$250,000	$248,219
Tyco Electronics Group
3.700%, 02/15/2026 (d)	250,000	247,221
		948,031
Insurance – 4.0%
Allied World Assurance Company Holdings
4.350%, 10/29/2025 (d)	250,000	243,575
Assured Guaranty US Holdings
5.000%, 07/01/2024	200,000	208,043
Hanover Insurance Group
4.500%, 04/15/2026	250,000	250,078
Horace Mann Educators
4.500%, 12/01/2025	250,000	253,324
Liberty Mutual Group
4.250%, 06/15/2023 (c)	250,000	254,626
Manulife Financial
4.150%, 03/04/2026 (d)	250,000	253,939
Old Republic International
4.875%, 10/01/2024	200,000	207,714
		1,671,299
Pharmaceuticals – 0.7%
Amgen
5.700%, 02/01/2019	300,000	303,725

Real Estate Investment Trusts – 3.0%
Alexandria Real Estate Equities
4.300%, 01/15/2026	200,000	200,880
Essex Portfolio
3.500%, 04/01/2025	300,000	292,625
Healthcare Trust of America Holdings
3.750%, 07/01/2027	250,000	238,430
Host Hotels & Resorts
Series F
4.500%, 02/01/2026	250,000	251,546
Kimco Realty
3.400%, 11/01/2022	250,000	247,094
		1,230,575

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2018

		Fair
	Par	Value
CORPORATE BONDS – 30.4% (Continued)

Technology – 0.7%
Hewlett Packard Enterprise
4.900%, 10/15/2025	$100,000	$103,281
Juniper Networks
4.500%, 03/15/2024	200,000	204,624
		307,905
Telecommunications – 2.5%
AT&T
4.500%, 05/15/2035	300,000	279,728
Comcast
4.650%, 07/15/2042	250,000	251,463
Verizon Communications
5.250%, 03/16/2037	250,000	265,572
Vodafone Group
4.125%, 05/30/2025 (d)	250,000	250,003
		1,046,766
Transportation – 1.6%
Kansas City Southern
4.300%, 05/15/2043	250,000	238,240
Penske Truck Leasing / PTL Finance
3.300%, 04/01/2021 (c)	200,000	198,830
3.900%, 02/01/2024 (c)	250,000	248,522
		685,592
Utilities – 0.5%
Oglethorpe Power
4.250%, 04/01/2046	200,000	192,620
Total Corporate Bonds
(Cost $12,677,717)		12,674,080

MORTGAGE BACKED SECURITY – 1.8%

Commercial – 1.8%
Credit Suisse Mortgage Trust
Series 2015-GLPA, Class C
4.276%, 11/15/2037 (c)(f)
(Cost $755,017)	750,000	759,519

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Investments
August 31, 2018

		Fair
	Contracts	Notional	Value
PURCHASED CALL OPTION – 0.0%
CBOE Volatility Index (g)
Expiration: September 2018, Exercise Price: $20
Total Purchased Call Options
(Cost $9,150)	150	$192,900	$4,875

	Shares
SHORT-TERM INVESTMENT – 18.4%
First American Government Obligations Fund, Class Z, 1.80% (h)
(Cost $7,665,601)	7,665,601	7,665,601
Total Investments – 98.6%
(Cost $35,082,669)		41,137,495
Other Assets and Liabilities, Net – 1.4%		586,338
Total Net Assets – 100.0%		$41,723,833

(a)	All or a portion of this security is designated as collateral for futures contracts. As of August 31, 2018, the fair value of collateral was $20,033,420.
(b)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(c)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.” As of August 31, 2018, the fair value of these investments were $2,482,529, or 5.9% of total net assets.

(d)	Foreign Security. The Fund had $1,695,823 or 4.1% of net assets in foreign securities at August 31, 2018.
(e)	Security considered illiquid and is categorized in Level 2 of the fair value hierarchy. See Notes 2 and 3 in Notes to Financial Statements.
(f)	Variable rate security – The coupon is based on an underlying pool of loans.
(g)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(h)	The rate shown is the annualized seven day effective yield as of August 31, 2018.

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Schedule of Open Futures Contracts
August 31, 2018

Futures Contracts Purchased
	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Purchased	Date	Amount	Value	Appreciation
CME S&P 500 Index	20	September 2018	$14,510,500	$500	$691,937
E-mini S&P 500 Index	12	September 2018	1,741,260	60	87,902
					$779,839

Futures Contracts Sold
	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Sold	Date	Amount	Value	Depreciation
U.S. Treasury 10 Year
Note Futures	17	December 2018	$2,044,516	$(1,859)	$(716)

Schedule of Written Options
August 31, 2018

		Contracts	Expiration	Notional	Exercise	Fair
Description	Call/Put	Written	Date	Amount	Price	Value
CBOE Volatility Index*
(Premiums received $1,350)	Call	150	September 2018	$192,900	$50	$375

*	Held in connection with purchased option contracts. See Schedule of Investments for further information.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
EXCHANGE TRADED FUNDS – 91.4%
iShares Core High Dividend Fund	80,692	$7,215,479
iShares MSCI EAFE Minimum Volatility Fund (a)	132,276	9,554,295
iShares MSCI Emerging Markets Minimum Volatility Fund	39,016	2,308,187
iShares MSCI Germany Fund	50,096	1,514,402
iShares MSCI USA Minimum Volatility Fund (a)(b)	215,899	12,217,724
iShares Short Maturity Bond Fund	38,255	1,921,549
Total Exchange Traded Funds
(Cost $28,254,940)		34,731,636

	Contracts	Notional
PURCHASED CALL OPTION – 0.1%
CBOE Volatility Index (c)
Expiration: September 2018, Exercise Price: $20
Total Purchased Call Options
(Cost $8,540)	140	$180,040	4,550

	Shares
SHORT-TERM INVESTMENT – 4.6%
First American Government Obligations Fund, Class Z, 1.80% (d)
(Cost $1,749,843)	1,749,843	1,749,843
Total Investments – 96.1%
(Cost $30,013,323)		36,486,029
Other Assets and Liabilities, Net – 3.9%		1,494,780
Total Net Assets – 100.0%		$37,980,809

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	A portion of this security is designated as collateral for futures contracts. As of August 31, 2018, the fair value of the collateral was $6,224,900.
(c)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(d)	The rate shown is the annualized seven day effective yield as of August 31, 2018.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Schedule of Open Futures Contracts
August 31, 2018

	Number of
	Contracts	Expiration	Notional	Fair	Unrealized
Description	Purchased	Date	Amount	Value	Appreciation
E-mini S&P 500 Index	20	September 2018	$2,902,100	$100	$146,504

Schedule of Written Options

		Contracts	Expiration	Notional	Exercise	Fair
Description	Call/Put	Written	Date	Amount	Price	Value
CBOE Volatility Index*
(Premiums received $1,260)	Call	140	September 2018	$180,040	$50	$350

*	Held in connection with purchased option contracts. See Schedule of Investments for further information.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
REIT COMMON STOCKS – 48.8%

Health Care – 6.3%
HCP	33,238	$898,423
Healthcare Trust of America, Class A	28,914	826,073
LTC Properties	4,000	185,800
National Health Investors	4,181	331,344
OMEGA Healthcare Investors	11,478	379,348
Physicians Realty Trust	19,100	334,059
Sabra Health Care REIT	57,399	1,353,468
Welltower	12,064	804,790
		5,113,305
Hotels – 4.2%
Chatham Lodging Trust	6,990	149,935
Chesapeake Lodging Trust	5,600	184,296
DiamondRock Hospitality	9,700	116,012
Hospitality Properties Trust	23,600	684,164
Host Hotels & Resorts	49,100	1,057,123
Park Hotels & Resorts	13,500	451,575
Pebblebrook Hotel Trust	7,300	281,853
Ryman Hospitality Properties	924	81,987
Summit Hotel Properties	27,100	372,083
		3,379,028
Industrial – 4.6%
Industrial Logistics Properties Trust	12,648	304,437
Liberty Property Trust	14,000	612,500
Prologis	28,001	1,881,107
STAG Industrial	33,684	972,457
		3,770,501
Mortgage – 2.0%
Blackstone Mortgage Trust, Class A	23,347	795,199
Starwood Property Trust	39,300	865,779
		1,660,978
Multi-Family – 6.9%
American Campus Communities	17,600	737,968
AvalonBay Communities	7,300	1,338,017
Camden Property Trust	11,478	1,091,099
Equity Residential	9,800	663,950
Essex Property Trust	2,900	714,212

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
REIT COMMON STOCKS – 48.8% (Continued)

Multi-Family – 6.9% (Continued)
Mid-America Apartment Communities	2,800	$289,968
UDR	19,400	775,418
		5,610,632
Net Lease – 2.7%
Agree Realty	16,512	942,340
Easterly Government Properties	23,100	467,775
National Retail Properties	6,700	308,803
Spirit Realty Capital	24,276	203,190
STORE Capital	8,600	247,766
		2,169,874
Office – 4.2%
Alexandria Real Estate Equities	900	115,515
Brandywine Realty Trust	72,900	1,221,804
City Office REIT	21,600	278,856
Highwoods Properties	24,200	1,203,708
Hudson Pacific Properties	3,100	104,904
SL Green Realty	4,900	511,560
		3,436,347
Retail – 8.1%
Federal Realty Investment Trust	4,100	535,501
Kimco Realty	16,000	273,760
Kite Realty Group Trust	9,000	157,320
Macerich	13,300	781,242
Regency Centers	12,900	851,787
Retail Opportunity Investments	54,936	1,084,437
Simon Property Group	14,400	2,635,632
Weingarten Realty Investors	8,600	265,998
		6,585,677
Specialty – 9.8%
CatchMark Timber Trust, Class A	19,200	240,768
CoreSite Realty	2,900	337,763
Crown Castle International	14,600	1,664,838
CubeSmart	5,100	155,805
CyrusOne	7,649	512,177
Digital Realty Trust	10,112	1,256,719
Extra Space Storage	6,743	621,772
Hannon Armstrong Sustainable Infrastructure Capital	13,400	288,904

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
REIT COMMON STOCKS – 48.8% (Continued)

Specialty – 9.8% (Continued)
Iron Mountain	13,800	$498,180
OUTFRONT Media	6,400	127,168
PotlatchDeltic	7,600	367,080
Public Storage	4,600	977,868
Uniti Group	18,212	379,174
Weyerhaeuser Company	16,400	569,244
		7,997,460
Total REIT Common Stocks
(Cost $33,994,903)		39,723,802

OTHER COMMON STOCKS – 15.9%

Energy – 3.7%
Kinder Morgan	29,700	525,690
ONEOK	11,600	764,556
Targa Resources	15,700	864,599
Williams Companies	30,460	901,311
		3,056,156
Infrastructure – 1.6%
Brookfield Infrastructure Partners (a)	32,100	1,251,900

Real Estate Operating Company – 0.7%
Brookfield Property Partners (a)	29,123	581,878

Telecommunications – 0.6%
AT&T	5,300	169,282
Verizon Communications	6,100	331,657
		500,939
Utilities – 9.3%
AES	49,500	666,270
American Electric Power Company	7,710	553,038
Avangrid	10,200	503,268
Brookfield Renewable Partners (a)	11,900	366,163
Covanta Holding	10,793	190,496
Dominion Resources	7,170	507,421
DTE Energy	3,447	383,100
Duke Energy	3,500	284,340
Evergy	5,956	339,790
Exelon	32,400	1,416,204

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
OTHER COMMON STOCKS – 15.9% (Continued)

Utilities – 9.3% (Continued)
NRG Yield, Class A	34,600	$681,274
OGE Energy	6,400	235,712
Pinnacle West Capital	1,900	149,245
South Jersey Industries	24,641	817,588
TerraForm Power, Class A	12,400	138,632
WEC Energy Group	4,900	331,142
		7,563,683
Total Other Common Stocks
(Cost $11,130,595)		12,954,556

MASTER LIMITED PARTNERSHIPS – 11.2%

Energy – 11.2%
Cheniere Energy Partners	14,900	564,710
Dominion Energy Midstream Partners	4,430	72,652
Energy Transfer Partners	52,156	1,176,118
Enterprise Products Partners	49,484	1,415,242
Equity Midstream Partners	10,828	618,928
Genesis Energy	13,664	326,980
Magellan Midstream Partners	7,301	498,293
MPLX	37,518	1,330,763
NextEra Energy Partners	11,100	538,350
PBF Logistics	21,765	464,683
Plains All American Pipeline	29,600	773,152
Sprague Resources	18,075	457,298
Tallgrass Energy	6,600	162,294
USA Compression Partners	12,700	209,804
Valero Energy Partners	10,401	372,252
Western Gas Partners	2,800	136,780
Total Master Limited Partnerships
(Cost $6,962,468)		9,118,299
	Par
U.S. GOVERNMENT SECURITIES – 10.0%

U.S. Treasury Bonds – 10.0%
1.250%, 07/15/2020 (b)	$577,730	585,103
1.125%, 01/15/2021 (b)	575,970	580,900
0.625%, 07/15/2021 (b)	559,020	559,244
0.125%, 07/15/2022 (b)	547,890	537,325

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Par	Value
U.S. GOVERNMENT SECURITIES – 10.0% (Continued)

U.S. Treasury Bonds – 10.0% (Continued)
0.125%, 01/15/2023 (b)	$436,680	$425,472
0.375%, 07/15/2023 (b)	541,405	534,633
0.125%, 07/15/2024 (b)	1,140,844	1,105,906
2.375%, 01/15/2025 (b)	1,336,830	1,472,553
0.375%, 07/15/2025 (b)	425,040	416,204
0.625%, 01/15/2026 (b)	583,281	578,025
3.875%, 04/15/2029 (b)	766,420	1,003,042
2.125%, 02/15/2040 (b)	291,465	362,846
Total U.S. Government Securities
(Cost $8,393,424)		8,161,253

	Shares
REIT PREFERRED STOCKS – 8.9%

Hotels – 2.9%
Hersha Hospitality Trust, Series E, 6.500%	15,000	352,800
LaSalle Hotel Properties, Series I, 6.375%	24,100	605,392
Pebblebrook Hotel Trust, Series D, 6.375%	15,500	393,235
Summit Hotel Properties, Series D, 6.450%	16,571	414,275
Summit Hotel Properties, Series E, 6.250%	10,700	266,858
Sunstone Hotel Investors, Series E, 6.950%	14,017	367,946
		2,400,506
Industrial – 0.2%
Stag Industrial, Series C, 6.875%	5,800	152,018

Net Lease – 0.6%
EPR Properties, Series G, 5.750%	19,780	480,753

Office – 1.0%
PS Business Parks, Series U, 5.750%	13,530	342,038
PS Business Parks, Series W	20,000	479,600
		821,638
Other – 1.1%
Colony Capital, Series H, 7.125%	30,000	715,500
Digital Realty Trust, Series I, 6.350%	5,900	153,459
		868,959
Retail – 2.4%
Investors Real Estate Trust, Series C, 6.625%	11,066	273,330
Kimco Realty, Series K, 5.625%	11,933	295,819

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
REIT PREFERRED STOCKS – 8.9% (Continued)

Retail – 2.4% (Continued)
National Retail Properties, Series E, 5.700%	21,741	$543,308
Pennsylvania Real Estate Investment Trust, Series D, 6.875%	17,586	411,689
Saul Centers, Series C, 6.875%	3,239	81,574
Saul Centers, Series D, 6.125%	13,300	317,205
		1,922,925
Single-Family – 0.7%
American Homes 4 Rent, Series F, 5.875%	23,298	582,450
Total REIT Preferred Stocks
(Cost $7,211,123)		7,229,249

	Par
CORPORATE BONDS – 2.1%

Real Estate – 0.4%
CyrusOne LP / CyrusOne Finance
5.000%, 03/15/2024	$300,000	304,500

Telecommunications – 0.6%
AT&T
4.450%, 04/01/2024	500,000	512,925

Utilities – 1.1%
CenterPoint Energy
6.125%, 03/01/2024	200,000	204,000
NRG Energy
6.625%, 01/15/2027	650,000	683,312
		887,312
Total Corporate Bonds
(Cost $1,672,732)		1,704,737

	Shares
CONVERTIBLE PREFERRED STOCK – 0.6%

Energy – 0.6%
Kinder Morgan, Series A, 9.750%
(Cost $666,317)	13,890	464,065

OTHER PREFERRED STOCK – 0.4%

Energy – 0.4%
Energy Transfer Partners, Series D, 7.625%
(Cost $332,500)	13,300	349,125

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Schedule of Investments
August 31, 2018

		Fair
	Shares	Value
CLOSED-END FUND – 0.7%
Blackrock Floating Rate Income Strategies Fund
(Cost $537,607)	40,622	$560,584

EXCHANGE TRADED FUND – 0.4%
Invesco DB Commodity Index Tracking Fund (c)
(Cost $261,502)	18,600	323,268

SHORT-TERM INVESTMENT – 1.2%
First American Government Obligations Fund, Class Z, 1.80% (d)
(Cost $989,375)	989,375	989,375
Total Investments – 100.2%
(Cost $72,152,546)		81,578,313
Other Assets and Liabilities, Net – (0.2)%		(190,458)
Total Net Assets – 100.0%		$81,387,855

(a)	Foreign Security. The Fund had $2,199,941 or 2.7% of net assets in foreign securities at August 31, 2018.
(b)
U.S. Treasury inflation-protected security (TIPS).  TIPS are securities in which the principal amount is adjusted for inflation and the semiannual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(c)	Non-income producing security.
(d)	The rate shown is the annualized seven day effective yield as of August 31, 2018.
REIT-Real Estate Investment Trust

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Assets and Liabilities
August 31, 2018

	Dynamic	Managed	Strategic
	Managed	Volatility	Dividend
	Volatility Fund	Equity Fund	Income Fund
ASSETS:
Investments, at fair value:
(cost $35,082,669, $30,013,323, and $72,152,546, respectively)	$41,137,495	$36,486,029	$81,578,313
Cash	21	—	—
Receivable for investment securities sold	—	1,017,356	98,729
Receivable for capital shares sold	6	—	1,371
Dividends & interest receivable	141,067	3,197	110,856
Return of capital receivable	—	—	40,527
Variation margin receivable	—	100	—
Deposits at broker for written options	500,000	500,000	—
Prepaid expenses	8,611	17,389	17,624
Total assets	41,787,200	38,024,071	81,847,420
LIABILITIES:
Written option contracts, at value (premiums received $1,350,
$1,260 and $0, respectively)	375	350	—
Payable for capital shares redeemed	12,474	745	—
Payable for investment securities purchased	—	—	376,854
Payable to adviser, net	6,508	3,449	33,285
Payable for fund administration & accounting fees	11,895	10,699	13,211
Payable for compliance fees	1,670	1,670	1,663
Payable for custody fees	1,204	1,199	4,002
Payable for transfer agent fees & expenses	4,751	5,797	6,802
Payable for audit & tax fees	19,001	17,001	17,999
Payable to trustees	433	126	557
Variation margin payable	1,299	—	—
Other accrued expenses	3,757	2,226	5,192
Total liabilities	63,367	43,262	459,565
NET ASSETS	$41,723,833	$37,980,809	$81,387,855
NET ASSETS CONSIST OF:
Paid-in capital	$33,858,705	$30,663,929	$72,466,621
Accumulated undistributed net investment income (loss)	184,005	133,206	(815,160)
Accumulated undistributed net realized gain on investments	846,199	563,554	310,627
Net unrealized appreciation on investments	6,054,826	6,472,706	9,425,767
Net unrealized appreciation on futures contracts	779,123	146,504	—
Net unrealized appreciation on written option contracts	975	910	—
Net Assets	$41,723,833	$37,980,809	$81,387,855
Shares issued and outstanding(1)	3,279,072	3,080,452	7,173,544
Net asset value, offering price, and redemption price per share	$12.72	$12.33	$11.35

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

ADVANTUS FUNDS

Statements of Operations
For the Year Ended August 31, 2018

	Dynamic	Managed	Strategic
	Managed	Volatility	Dividend
	Volatility Fund	Equity Fund	Income Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of
$0, $0 and $71, respectively)	$333,184	$882,778	$2,125,861
Distributions received from master limited partnerships	—	—	911,502
Less: return of capital distributions	—	—	(911,502)
Net distributions from master limited partnerships	—	—	—
Interest income	600,285	45,040	317,429
Total investment income	933,469	927,818	2,443,290

EXPENSES:
Advisory fees (See note 5)	254,103	262,389	595,896
Fund administration & accounting fees (See note 5)	78,726	72,334	86,187
Federal & state registration fees	36,607	29,455	33,305
Transfer agent fees (See note 5)	34,879	43,012	45,611
Audit fees	19,002	17,002	18,001
Compliance fees (See note 5)	9,914	9,914	9,909
Trustee fees (See note 5)	8,970	8,690	9,143
Custody fees (See note 5)	6,773	6,452	21,682
Other	5,598	5,250	9,461
Legal fees	5,311	5,322	5,311
Postage & printing fees	3,659	5,326	5,593
Distribution fees – Class A (See note 6)(1)	73	2,569	28
Total expenses before waiver	463,615	467,715	840,127
Less: waiver by adviser	(248,378)	(243,024)	(189,095)
Net expenses	215,237	224,691	651,032
NET INVESTMENT INCOME	718,232	703,127	1,792,258

REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments	(687)	1,130,353	927,949
Net realized gain on futures contracts	1,976,700	6,287	—
Net realized loss on purchased option contracts	(339,120)	(124,136)	—
Net realized gain on written option contracts	28,459	78,241	—
Net change in unrealized appreciation on investments	2,072,978	1,216,330	736,677
Net change in unrealized appreciation on futures contracts	572,932	99,187	—
Net change in unrealized appreciation on written option contracts	975	910	—
Net realized and unrealized gain (loss) on investments	4,312,237	2,407,172	1,664,626

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$5,030,469	$3,110,299	$3,456,884

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
OPERATIONS:
Net investment income	$718,232	$541,141
Net realized loss on investments	(687)	(2,464)
Net realized gain on futures contracts	1,976,700	1,411,116
Net realized loss on purchased option contracts	(339,120)	(141,662)
Net realized gain on written option contracts	28,459	10,758
Net change in unrealized appreciation on investments	2,072,978	1,793,396
Net change in unrealized appreciation on futures contracts	572,932	167,059
Net change in unrealized appreciation on written option contracts	975	—
Net increase in net assets resulting from operations	5,030,469	3,779,344

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	—	194,927
Proceeds from reinvestment of distributions	1,270	4,388
Payment for conversion of Institutional Class shares	(292,813)	—
Payments for shares redeemed	(62,504)	(94,546)
Increase (Decrease) in net assets resulting from Class A transactions	(354,047)	104,769
Institutional Class:
Proceeds from shares sold	1,258,537	4,957,132
Proceeds from reinvestment of distributions	2,512,988	480,263
Proceeds for conversion of Institutional Class shares	292,813	—
Payments for shares redeemed	(501,046)	(1,207,403)
Increase in net assets resulting from Institutional Class transactions	3,563,292	4,229,992
Net increase in net assets resulting from capital share transactions	3,209,245	4,334,761

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(1,270)	(4,388)
Institutional Class	(629,236)	(482,140)
From net realized gains
Class A(1)	—	—
Institutional Class	(1,904,482)	—
Total distributions to shareholders	(2,534,988)	(486,528)

TOTAL INCREASE IN NET ASSETS	5,704,726	7,627,577

NET ASSETS:
Beginning of period	36,019,107	28,391,530
End of period, including accumulated undistributed
net investment income of $184,005 and $96,279, respectively.	$41,723,833	$36,019,107

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
OPERATIONS:
Net investment income	$703,127	$881,812
Net realized gain on investments	1,130,353	—
Net realized gain on futures contracts	6,287	394,958
Net realized loss on purchased option contracts	(124,136)	(301,630)
Net realized gain on written option contracts	78,241	33,121
Net change in unrealized appreciation on investments	1,216,330	3,054,302
Net change in unrealized appreciation on futures contracts	99,187	12,852
Net change in unrealized appreciation on written option contracts	910	—
Net increase in net assets resulting from operations	3,110,299	4,075,415

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	222,782	1,431,547
Proceeds from reinvestment of distributions	8,054	45,075
Payment for conversion of Institutional Class shares	(3,350,703)	—
Payments for shares redeemed	(319,077)	(449,699)
Increase (Decrease) in net assets resulting from Class A transactions	(3,438,944)	1,026,923
Institutional Class:
Proceeds from shares sold	6,918,644	16,549,215
Proceeds from reinvestment of distributions	545,033	802,911
Proceeds from conversion of Institutional Class shares	3,350,703	—
Payments for shares redeemed	(19,637,840)	(5,789,618)
Increase (Decrease) in net assets resulting from Institutional Class transactions	(8,823,460)	11,562,508
Net increase (decrease) in net assets resulting from capital share transactions	(12,262,404)	12,589,431

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(8,214)	(46,014)
Institutional Class	(578,651)	(818,854)
Total distributions to shareholders	(586,865)	(864,868)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(9,738,970)	15,799,978

NET ASSETS:
Beginning of period	47,719,779	31,919,801
End of period, including accumulated undistributed
net investment income of $133,206 and $16,944, respectively.	$37,980,809	$47,719,779

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Statements of Changes in Net Assets

	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
OPERATIONS:
Net investment income	$1,792,258	$1,647,790
Net realized gain on investments	927,949	2,152,023
Net realized gain on written option contracts	—	2,556
Net change in unrealized appreciation (depreciation) on investments	736,677	(2,697,672)
Net increase in net assets resulting from operations	3,456,884	1,104,697

CAPITAL SHARE TRANSACTIONS:
Class A(1):
Proceeds from shares sold	100,112	63,252
Proceeds from reinvestment of distributions	921	5,107
Payment for conversion of Institutional Class shares	(338,879)	—
Payments for shares redeemed	(10,741)	(193,794)
Decrease in net assets resulting from Class A transactions	(248,587)	(125,435)
Institutional Class:
Proceeds from shares sold	968,888	8,087,997
Proceeds from reinvestment of distributions	1,413,112	1,007,191
Proceeds from conversion of Institutional Class shares	338,879	—
Payments for shares redeemed	(8,698,034)	(10,046,259)
Decrease in net assets resulting from Institutional Class transactions	(5,977,155)	(951,071)
Net decrease in net assets resulting from capital share transactions	(6,225,742)	(1,076,506)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Class A(1)	(940)	(5,416)
Institutional Class	(1,603,543)	(1,773,254)
From net realized gains
Class A(1)	—	—
Institutional Class	(1,003,640)	—
Total distributions to shareholders	(2,608,123)	(1,778,670)

TOTAL DECREASE IN NET ASSETS	(5,376,981)	(1,750,479)

NET ASSETS:
Beginning of period	86,764,836	88,515,315
End of period, including accumulated undistributed
net investment loss of $(815,160) and $(1,160,102), respectively.	$81,387,855	$86,764,836

(1)	Class A shares converted to Institutional Class shares on December 26, 2017 (See Note 1 in the Notes to Financial Statements).

See Notes to the Financial Statements

ADVANTUS DYNAMIC MANAGED VOLATILITY FUND

Financial Highlights

				For the Period
	Year Ended	Year Ended		Inception through
	August 31, 2018	August 31, 2017		August 31, 2016(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$11.95	$10.81		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.23	0.19		0.16
Net realized and unrealized
gain on investments	1.36	1.12		0.81
Total from investment operations	1.59	1.31		0.97

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.17)		(0.14)
From net capital gains	(0.62)	—		(0.02)
Total distributions	(0.82)	(0.17)		0.16
Net asset value, end of period	$12.72	$11.95		$10.81

TOTAL RETURN(3)	13.74%	12.27%		9.75%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$41.7	$35.6		$28.2

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.19%	1.36%		1.55%
After expense reimbursement(5)	0.55%	0.55%		0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	1.20%	0.87%		0.62%
After expense reimbursement(5)	1.84%	1.68%		1.62%

Portfolio turnover rate(3)	7%	0	%(6)	36%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS MANAGED VOLATILITY EQUITY FUND

Financial Highlights

				For the Period
	Year Ended	Year Ended		Inception through
	August 31, 2018	August 31, 2017		August 31, 2016(1)
PER SHARE DATA:(2)
Net asset value, beginning of period	$11.62	$10.85		$10.00

INVESTMENT OPERATIONS:
Net investment income	0.22	0.23		0.15
Net realized and unrealized
gain on investments	0.67	0.77		0.86
Total from investment operations	0.89	1.00		1.01

LESS DISTRIBUTIONS:
From net investment income	(0.18)	(0.23)		(0.15)
From net capital gains	—	—		—
From return of capital	—	—		(0.01)
Total distributions	(0.18)	(0.23)		(0.16)
Net asset value, end of period	$12.33	$11.62		$10.85

TOTAL RETURN(3)	7.69%	9.36%		10.10%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$38.0	$44.4		$29.9

Ratio of expenses to average net assets(4):
Before expense reimbursement(5)	1.15%	1.22%		1.67%
After expense reimbursement(5)	0.55%	0.55%		0.55%

Ratio of net investment income to average net assets(4):
Before expense reimbursement(5)	1.13%	1.48%		0.40%
After expense reimbursement(5)	1.73%	2.15%		1.52%

Portfolio turnover rate(3)	12%	0	%(6)	15%

(1)	Inception date of the Fund was September 28, 2015.
(2)	For an Institutional Class Fund Share outstanding for the entire period.
(3)	Not annualized for periods less than one year.
(4)	Does not include income and expenses of investment companies in which the Fund invests.
(5)	Annualized for periods less than one year.
(6)	Rate is less than 0.5%.

See Notes to the Financial Statements

ADVANTUS STRATEGIC DIVIDEND INCOME FUND

Financial Highlights

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	August 31,		August 31,	August 31,	August 31,	August 31,
	2018		2017	2016	2015	2014
Institutional Class

PER SHARE DATA:(1)
Net asset value, beginning of period	$11.21		$11.27	$10.46	$11.91	$10.22

INVESTMENT OPERATIONS:
Net investment income	0.23		0.21	0.24	0.23	0.34
Net realized and unrealized
gain (loss) on investments	0.27		(0.04)	1.39	(0.94)	1.90
Total from investment operations	0.50		0.17	1.63	(0.71)	2.24

LESS DISTRIBUTIONS:
From net investment income	(0.22)		(0.23)	(0.31)	(0.28)	(0.32)
From net capital gains	(0.14)		—	(0.51)	(0.46)	(0.23)
Total distributions	(0.36)		(0.23)	(0.82)	(0.74)	(0.55)
Net asset value, end of period	$11.35		$11.21	$11.27	$10.46	$11.91

TOTAL RETURN	4.61%		1.59%	16.59%	(6.42)%	22.78%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$81.4		$86.5	$88.1	$75.2	$86.5

Ratio of expenses to average net assets:
Before expense reimbursement	1.06%		1.07%	1.09%	1.07%	1.07%
After expense reimbursement	0.82	%(2)	0.95%	0.95%	0.95%	0.95%

Ratio of net investment income
to average net assets:
Before expense reimbursement	2.02%		1.83%	1.99%	1.85%	2.99%
After expense reimbursement	2.26%		1.95%	2.13%	1.97%	3.11%

Portfolio turnover rate	56%		74%	82%	73%	65%

(1)	For an Institutional Class Fund Share outstanding for the entire period.
(2)	Effective December 29, 2017, the contractual rate was lowered from 0.95% to 0.75% of average daily net assets.

See Notes to the Financial Statements

ADVANTUS FUNDS

Notes to Financial Statements
August 31, 2018

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust on January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Advantus Dynamic Managed Volatility Fund (“Dynamic Managed Volatility Fund”), the Advantus Managed Volatility Equity Fund (“Managed Volatility Equity Fund”), and Advantus Strategic Dividend Income Fund (“Strategic Dividend Income Fund”) (or collectively, the “Funds”) are each a diversified series with their own investment objectives and policies within the Trust.  Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The Dynamic Managed Volatility Fund seeks to maximize risk-adjusted total returns relative to its blended benchmark index, comprised of 60% S&P 500® Index and 40% Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund seeks to achieve its investment objective by investing in other funds and directly in securities, while using hedging techniques to manage portfolio risk and volatility. The Dynamic Managed Volatility Fund achieves its equity exposure by investing primarily in equity securities or in exchange-traded funds (“ETFs”) that invest in equity securities.  The Dynamic Managed Volatility Fund achieves its fixed income exposure by investing primarily in fixed income securities that are investment-grade corporate bonds, ETFs that invest in investment-grade fixed income securities, exchange traded notes (“ETNs”), interest rate swaps, treasury and interest rate futures, or other instruments that have characteristics similar to the fixed income securities included in the Barclays U.S. Aggregate Index. The Dynamic Managed Volatility Fund commenced operations on September 28, 2015.  The Dynamic Managed Volatility Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Dynamic Managed Volatility Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The Managed Volatility Equity Fund seeks to maximize risk-adjusted returns relative to its blended benchmark index, comprised of 60% S&P 500® Low Volatility Index, 20% S&P BMI International Developed Low Volatility Index and 20% Barclays U.S. 3 Month Treasury Bellwether Index. The Managed Volatility Equity Fund seeks to achieve its investment objective by investing in other funds or directly in securities while using hedging techniques to manage portfolio risk and volatility. Under normal market conditions, the Managed Volatility Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. Equity securities include those that are equity-based, such as ETFs that invest primarily in U.S. and foreign equity securities. Over time, the Managed Volatility Equity Fund will target an approximate 85% equity exposure and 15% cash or cash equivalent exposure. The Managed Volatility Equity Fund will generally seek to invest in ETFs that invest in equity securities whose prices are less volatile than the equity markets as a whole. The Managed Volatility Equity Fund commenced operations on September 28, 2015.  The Managed Volatility Equity Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Managed Volatility Equity Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

The investment objective of the Strategic Dividend Income Fund is above average income and long-term growth of capital.  The Strategic Dividend Income Fund seeks to achieve its objective by investing primarily in dividend-paying equity securities, including common and preferred stocks of utilities, infrastructure-related, real estate-related and other companies.  Typically, the Adviser allocates 40% or more of the Strategic Dividend Income Fund’s total assets to real estate securities. The Strategic Dividend Income Fund may also invest up to 25% of its total assets in the securities of master limited partnerships (“MLPs”). In addition, the Adviser may

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

invest in ETFs, ETNs, Treasury inflation-protected securities (“TIPS”), futures, and may write covered calls to accomplish one or more of the following: manage inflation or volatility, increase income, or gain market exposure. The Fund commenced operations on September 12, 2012.  The Strategic Dividend Income Fund currently only offers Institutional Class shares.  Effective November 22, 2017, the Strategic Dividend Income Fund ceased offering Class A shares.  The remaining Class A shares were converted to Institutional Class shares at the close of the business on December 26, 2017.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – Each of the Funds complies with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Funds.  Therefore, no federal income or excise tax provision is required.  As of and during the year ended August 31, 2018, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended August 31, 2018, the Funds did not have liabilities for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statements of Operations.  During the year ended August 31, 2018, the Funds did not incur any interest or penalties.  The Dynamic Managed Volatility Fund and Managed Volatility Equity Fund are subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.  Each of the tax years in the four-year period ended August 31, 2018, remains subject to examination by taxing authorities for the Strategic Dividend Income Fund.

Security transactions, income and distributions – The Funds follow industry practice and record security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the constant yield method of calculation.

The Funds will make distributions of net investment income quarterly.  Any net realized long term or short term capital gains on sales of the Funds’ securities are distributed to shareholders at least annually. Distributions from net realized gains for book purposes may include short term capital gains. All short term capital gains are included in ordinary income for tax purposes. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes, such as differing book and tax treatments of MLPs, tax equalization, distribution redesignations, derivatives and the deferral of losses on wash sales.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Funds.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

	Undistributed Net	Accumulated Net
	Investment Income	Realized Gain	Paid-In Capital
Dynamic Managed Volatility Fund	$—	$(16,017)	$16,017
Managed Volatility Equity Fund	—	(93,869)	93,869
Strategic Dividend Income Fund	157,167	(214,980)	57,813

Distributions received from the Strategic Dividend Income Fund’s investments in MLPs generally are comprised of ordinary income and return of capital from the MLPs. The Strategic Dividend Income Fund allocates distributions between investment income and return of capital based on estimates.  Such estimates are based on information provided by each MLP and other industry sources.  These estimates may subsequently be revised based on actual allocations received from MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Strategic Dividend Income Fund.  Generally, 100% of the distributions received from MLPs is recorded as return of capital and is reflected as such on the Statement of Operations.

Distributions received from the Strategic Dividend Income Fund’s investments in REITs may be characterized as ordinary income, net capital gain, or a return of capital. The proper characterization of REIT distributions is generally not known until after the end of each calendar year.  The Strategic Dividend Income Fund must use estimates in reporting the character of their income and distributions for financial statement purposes. The actual character of distributions to Strategic Dividend Income Fund shareholders will be reflected on the Form 1099 received by shareholders after the end of the calendar year. Due to the nature of REIT investments, a portion of the distributions received by a Strategic Dividend Income Fund shareholder may represent a return of capital.

Futures Contracts and Option Contracts – The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing their investment objectives. The Funds use futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. In addition, the Fund segregates liquid securities when purchasing or selling futures contracts to comply with Trust policies. Subsequent payments (variation margin) are made or received by the Funds each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves the risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

The Funds may use purchased option contracts and written option contracts to hedge against the changes in the value of equities or to meet their investment objectives. The Funds may write put and call options only if they (i) own an offsetting position in the underlying security or (ii) maintain cash or other liquid assets in an amount equal to or greater than its obligation under the option.

When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets & Liabilities as a liability. The amount of the liability is subsequently adjusted to reflect the current fair value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing

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Notes to Financial Statements – Continued
August 31, 2018

purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As the writer of an option, the Funds have no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase call and put options. When the Funds purchase a call or put option, an amount equal to the premium paid is included in the Statements of Assets & Liabilities as an investment, and is subsequently adjusted to reflect the fair value of the option. If an option expires on the stipulated expiration date or if the Funds enter into a closing sale transaction, a gain or loss is realized. If the Funds exercise a call option, the cost of the security acquired is increased by the premium paid for the call. If the Funds exercise a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities. Written and purchased options expose the Funds to minimal counterparty risk since they are exchange traded and the exchange’s clearinghouse guarantees the options against default. Please refer to Note 4 for more information on derivatives.

Foreign Currency – Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

The Funds report net realized foreign exchange gains or losses that arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.  In addition, in the normal course of business, the Trust may enter into contracts that provide general indemnification to other parties.  The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred, and may not occur.  However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Allocation of Income, Expenses and Gains/Losses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

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Notes to Financial Statements – Continued
August 31, 2018

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  The Fund will not hold more than 15% of the value of its net assets in illiquid securities.  At August 31, 2018, the Dynamic Managed Volatility Fund had investments in illiquid securities with a total value of $504,611 or 1.2% of total net assets.  At August 31, 2018, the Managed Volatility Equity Fund and Strategic Dividend Income Fund did not hold any illiquid securities.

Security	Par/Shares	Dates Acquired	Cost Basis
Harley-Davidson Financial Services	$250,000	5/2018	$249,958
Yara International	250,000	5/2018	249,370

3.  SECURITIES VALUATION

The Funds have adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to each Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  Each Fund’s investments are carried at fair value.

Equity Securities – Equity securities, including common stocks, preferred stocks, MLP’s and REITs that are primarily traded on a national securities exchange are valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily on the Nasdaq Global Market System for which market quotations are readily available are valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities are valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.  If the market for a particular security is not active, and the mean between bid and ask is used, these securities are categorized in Level 2 of the fair value hierarchy.

Exchange Traded Funds – Exchange-traded funds, including closed-end funds, are valued at the last reported sale price on the exchange on which the security is principally traded. If, on a particular day, an exchange-traded fund does not trade, then the mean between the most recent quoted bid and asked prices will be used. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

Corporate and Municipal Bonds – Corporate and Municipal bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued by an independent pricing service using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Mortgage and Asset Backed Securities – Mortgage and asset backed securities are usually issued as separate tranches, or classes, of securities within each package of underlying securities.  These securities are also normally valued by pricing service providers that use broker dealer quotations or valuation estimates from their internal pricing models.  The pricing models for these securities usually consider tranche level attributes, estimated cash flows and market-based yield spreads for each tranche, and current market data and incorporate packaged, collateral performance, as available.  Mortgage and asset backed securities that use such valuation techniques and inputs are categorized as Level 2 of the fair value hierarchy.

Short-Term Investments – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Funds determine their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value each Fund’s securities by level within the fair value hierarchy as of August 31, 2018:

Dynamic Managed Volatility Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Fund	$20,033,420	$—	$—	$20,033,420
Corporate Bonds	—	12,674,080	—	12,674,080
Short-Term Investment	7,665,601	—	—	7,665,601
Mortgage Backed Security	—	759,519	—	759,519
Purchased Call Options	4,875	—	—	4,875
Total investments in securities	$27,703,896	$13,433,599	$—	$41,137,495

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

As of August 31, 2018, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$779,839	$—	$—	$779,839
Short Futures Contracts	(716)	—	—	(716)
Written Call Options	—	(375)	—	(375)
Total Other Financial Instruments	$779,123	$(375)	$—	$778,748

Managed Volatility Equity Fund	Level 1	Level 2	Level 3	Total
Exchange Traded Funds	$34,731,636	$—	$—	$34,731,636
Short Term Investment	1,749,843	—	—	1,749,843
Purchased Call Options	4,550	—	—	4,550
Total investments in securities	$36,486,029	$—	$—	$36,486,029

As of August 31, 2018, the Fund’s investments in other financial instruments* were classified as follows:

Long Futures Contracts	$146,504	$—	$—	$146,504
Written Call Options	—	(350)	—	(350)
Total Other Financial Instruments	$146,504	$(350)	$—	$146,154

Strategic Dividend Income Fund	Level 1	Level 2	Level 3	Total
REIT Common Stocks	$39,723,802	$—	$—	$39,723,802
Other Common Stocks	12,954,556	—	—	12,954,556
Master Limited Partnerships	9,118,299	—	—	9,118,299
U.S. Government Securities	—	8,161,253	—	8,161,253
REIT Preferred Stocks	6,666,922	562,327	—	7,229,249
Corporate Bonds	—	1,704,737	—	1,704,737
Short Term Investment	989,375	—	—	989,375
Closed End Fund	560,584	—	—	560,584
Convertible Preferred Stock	464,065	—	—	464,065
Other Preferred Stock	349,125	—	—	349,125
Exchange Traded Fund	323,268	—	—	323,268
Total investments in securities	$71,149,996	$10,428,317	$—	$81,578,313

*
Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options. Futures are presented at the unrealized appreciation (depreciation) on the investment.

Refer to each Fund’s Schedule of Investments for additional industry information.

4.  DERIVATIVES TRANSACTIONS

The Funds may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Funds may use are options, futures contracts and options on futures contracts and other derivative securities. The Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”) requires enhanced disclosures about each Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on each Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Funds may use derivatives in an attempt to achieve an economic hedge, the Funds’ derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

For the year ended August 31, 2018, the Funds’ average monthly notional values are as follows:

	Purchased	Written	Long	Short
	Option	Option	Futures	Futures
Fund	Contracts	Contracts	Contracts	Contracts
Dynamic Managed Volatility Fund	$6,329,613	$(3,138,745)	$11,564,144	$(2,738,090)
Managed Volatility Equity Fund	6,198,858	(6,222,501)	2,481,703	(361,920)

The locations on the Statements of Assets and Liabilities of the Funds’ derivative positions by type of exposure, all of which are not accounted for as hedging instruments under ASC 815, are as follows:

Values of Derivative Instruments as of August 31, 2018, on the Statements of Assets and Liabilities:

Dynamic Managed Volatility Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$779,839	futures contracts**	$—
Interest Rate Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		appreciation on
	futures contracts**	—	futures contracts**	(716)
Equity Contracts – Purchased Options	Investments, at		Investments, at
	fair value	4,875	fair value	—
Equity Contracts – Written Options	Written option		Written option
	contracts, at		contracts, at
	fair value	—	fair value	(375)
Total		$784,714		$(1,091)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation margin is presented on the Statements of Assets and Liabilities.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

Managed Volatility Equity Fund

	Assets		Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value	Location	Fair Value
Equity Contracts – Futures	Net Assets –		Net Assets –
	unrealized		unrealized
	appreciation on		depreciation on
	futures contracts**	$146,504	futures contracts**	$—
Equity Contracts – Purchased Options	Investments, at		Investments, at
	fair value	4,550	fair value	—
Equity Contracts – Written Options	Written option		Written option
	contracts, at		contracts, at
	fair value	—	fair value	(350)
Total		$151,054		$(350)

**	Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Open Futures Contracts. Variation margin is presented on the Statements of Assets and Liabilities.

The effect of Derivative Instruments on the Statements of Operations for the year ended August 31, 2018:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options	Options	Futures	Options	Options
Interest Rate Contracts	$83,948	$—	$—	$—	$—	$—
Equity Contracts	1,892,752	(339,120)	28,459	6,287	(124,136)	78,241
Total	$1,976,700	$(339,120)	$28,459	$6,287	$(124,136)	$78,241

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

	Dynamic Managed Volatility Fund			Managed Volatility Equity Fund
Derivatives not accounted for as		Purchased	Written		Purchased	Written
hedging instruments under ASC 815	Futures	Options*	Options	Futures	Options*	Options
Interest Rate Contracts	$7,570	$—	$—	$—	$—	$—
Equity Contracts	565,362	8,314	975	99,187	4,127	910
Total	$572,932	$8,314	$975	$99,187	$4,127	$910

*  Included in net change in unrealized appreciation on investments as reported on the Statements of Operations.

Balance Sheet Offsetting Information

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statements of Assets and Liabilities as of August 31, 2018.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

Dynamic Managed Volatility Fund

Gross Amounts Not Offset in Statement of Assets and Liabilities
		Gross	Net Amounts
		Amounts	of Assets
		Offset in	Presented
	Gross	Statement of	in Statement		Cash
	Amounts	Assets and	of Assets and	Financial	Collateral	Net
Assets:	Recognized	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$560	$(560)	$—	$—	$—	$—
Liabilities:
Futures Contracts**	$1,859	$(560)	$1,299	$1,299	$—	$—
Written Options Contracts	375	—	375	—	375	—

Managed Volatility Equity Fund
Gross Amounts Not Offset in Statement of Assets and Liabilities

		Gross	Net Amounts
		Amounts	of Assets
	Gross	Offset in	Presented
	Amounts of	Statement of	in Statement		Cash
	Recognized	Assets and	of Assets and	Financial	Collateral	Net
	Assets	Liabilities	Liabilities	Instruments	Pledged	Amount
Futures Contracts**	$100	$—	$100	$—	$—	$100
Liabilities:
Written Option Contracts	$350	$—	$350	$—	$350	$—

**
Cumulative appreciation/depreciation on futures contracts is reported in the Schedules of Open Futures Contracts. Variation margin presented above is presented on the Statements of Assets and Liabilities.

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, each fund manages its cash collateral and securities collateral on a counterparty basis.  As of August 31, 2018, the Funds did not enter into any netting agreements which would require any portfolio securities to be netted.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with Securian Asset Management, Inc., (the “Adviser”) to furnish investment advisory services to the Funds.  For its services, the Funds pay the Adviser a monthly management fee based upon the average daily net assets of the Funds at the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.65%
Managed Volatility Equity Fund	0.65%
Strategic Dividend Income Fund	0.75%

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

The Funds’ Adviser has contractually agreed to waive a portion or all of its management fees and reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) based upon the average daily net assets of the Funds do not exceed the following annual rates:

Fund
Dynamic Managed Volatility Fund	0.55%
Managed Volatility Equity Fund	0.55%
Strategic Dividend Income Fund	0.75%	*

*  Prior to December 29, 2017, the rate was 0.95% for the Strategic Dividend Income Fund.

Fees waived and expenses reimbursed by the Adviser may be recouped by the Adviser for a period thirty-six months following the date on which such waiver or reimbursement was made if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and reimbursement occurred.  The Operating Expense Limitation Agreement is intended to be continual in nature and cannot be terminated within a year after the effective date of the Funds’ prospectus.  After that date, the agreement may be terminated at any time upon 60 days’ written notice by the Trust’s Board of Trustees or the Adviser, with the consent of the Board.  During the year ended August 31, 2018, the Adviser did not recoup any previously waived fees.  Waived fees and reimbursed expenses subject to potential recovery by month of expiration are as follows:

	September 2018-	September 2019-	September 2020-
Fund	August 2019	August 2020	February 2021
Dynamic Managed Volatility Fund	$244,455	$261,877	$248,378
Managed Volatility Equity Fund	235,317	277,285	243,024
Strategic Dividend Income Fund	114,838	99,204	189,095

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or the “Administrator”), acts as the Funds’ Administrator, Transfer Agent, and Fund Accountant.  U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Funds.  The Custodian is an affiliate of the Administrator.  The Administrator performs various administrative and accounting services for the Funds.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds’ custodian; coordinates the payment of the Funds’ expenses and reviews the Funds’ expense accruals.  The officers of the Trust, including the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust was an officer of the Administrator, until resigning on July 2, 2018.  As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Funds, subject to annual minimums.  Fees paid by the Funds for administration and accounting, transfer agency, custody and compliance services for the year ended August 31, 2018 are disclosed in the Statements of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.  The Distributor is an affiliate of the Administrator.  A Trustee of the Trust was an interested person of the Distributor until resigning from the Distributor’s Board on September 21, 2017.

Minnesota Mutual Companies, Inc. (“Minnesota Life”) is the parent company of the Adviser.  Minnesota Life performs sub-transfer agency services for the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund.  As compensation for its services, Minnesota Life is entitled to a monthly fee at an annual rate based upon the average value of the shareholder accounts it services.  For the year ended August 31, 2018, the Dynamic Managed Volatility Fund and the Strategic Dividend Income Fund paid $1,731 and $4,478, respectively, to Minnesota Life.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

6.  DISTRIBUTION COSTS

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in Class A.  The Plan permits Funds to pay for distribution and related expenses at an annual rate of 0.25% of the Class A average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Funds.  For the year ended August 31, 2018, the Funds incurred the following expenses pursuant to the Plan:

Fund	Amount
Dynamic Managed Volatility Fund	$73
Managed Volatility Equity Fund	$2,569
Strategic Dividend Income Fund	$28

As described in Note 1, each Fund’s Class A was closed as of December 26, 2017, and there will be no further 12b-1 fees accrued in the Funds.

7.  CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Funds were as follows:

	Dynamic Managed Volatility Fund		Managed Volatility Equity Fund
	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended
	August 31, 2018	August 31, 2017	August 31, 2018	August 31, 2017
Class A(1):
Shares sold	—	18,267	18,878	129,954
Shares issued to holders in
reinvestment of dividends	106	393	691	4,130
Shares exchanged for
Institutional Class shares	(23,012)	—	(275,746)	—
Shares redeemed	(5,217)	(8,161)	(26,546)	(41,050)
Increase (Decrease) in Class A
shares outstanding	(28,123)	10,499	(282,723)	93,034
Institutional Class:
Shares sold	103,233	441,353	578,052	1,521,604
Shares issued to holders in
reinvestment of dividends	208,458	43,064	45,941	73,340
Shares issued in exchange for
Class A shares	22,995	—	275,388	—
Shares redeemed	(40,563)	(107,624)	(1,642,382)	(523,721)
Increase (Decrease) in Institutional
Class shares outstanding	294,123	376,793	(743,001)	1,071,223
Net increase (decrease)
in shares outstanding	266,000	387,292	(1,025,724)	1,164,257

(1)  Class A shares converted to Institutional Class shares on December 26, 2017.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

	Strategic Dividend Income Fund
	For the	For the
	Year Ended	Year Ended
	August 31, 2018	August 31, 2017
Class A(1):
Shares sold	9,035	5,717
Shares issued to holders in reinvestment of dividends	83	464
Shares exchanged for Institutional Class shares	(30,600)	—
Shares redeemed	(973)	(17,764)
Decrease in Class A shares outstanding	(22,455)	(11,583)
Institutional Class:
Shares sold	89,357	742,547
Shares issued to holders in reinvestment of dividends	130,245	91,562
Shares issued in exchange for Class A shares	30,619	—
Shares redeemed	(792,210)	(937,627)
Decrease in Institutional Class shares outstanding	(541,989)	(103,518)
Net decrease in shares outstanding	(564,444)	(115,101)

(1)  Class A shares converted to Institutional Class shares on December 26, 2017.

8.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Funds for the year ended August 31, 2018, were as follows:

	U.S. Government Securities		Other
	Purchases	Sales	Purchases	Sales
Dynamic Managed Volatility Fund	$—	$2,200,000	$4,106,255	$25,233
Managed Volatility Equity Fund	—	—	4,297,516	15,212,567
Strategic Dividend Income Fund	—	—	43,969,035	49,361,120

9.  FEDERAL TAX INFORMATION

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at August 31, 2018, the Funds’ most recently completed fiscal year end, were as follows:

	Aggregate	Aggregate		Federal
	Gross	Gross	Net	Income
Fund	Appreciation	Depreciation	Appreciation	Tax Cost
Dynamic Managed Volatility Fund	$6,201,603	$(139,416)	$6,062,187	$35,855,406
Managed Volatility Equity Fund	6,488,483	(13,618)	6,474,865	30,158,578
Strategic Dividend Income Fund	10,377,933	(1,080,077)	9,297,856	72,280,457

The difference between book basis and tax-basis unrealized appreciation is attributable primarily to derivatives for the Dynamic Managed Volatility Fund and Managed Volatility Equity Fund.

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of wash sale losses and tax partnership basis adjustments outstanding for the Strategic Dividend Income Fund.

At August 31, 2018, the most recently completed fiscal year end, components of distributable earnings (deficit) on a tax-basis were as follows:

	Undistributed	Undistributed	Other		Total
	Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Fund	Income	Capital Gains	Losses	Appreciation	Earnings
Dynamic Managed Volatility Fund	$729,815	$1,073,126	$—	$6,062,187	$7,865,128
Managed Volatility Equity Fund	317,228	524,787	—	6,474,865	7,316,880
Strategic Dividend Income Fund	390,634	438,538	(1,205,794)	9,297,856	8,921,234

As of August 31, 2018, the Funds did not have any capital loss carryovers.  During the year ended August 31, 2018, the Managed Volatility Equity Fund utilized capital loss carry forwards in the amount of $(360,833).  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Funds’ taxable year subsequent to October 31 and December 31, 2017, respectively. For the taxable year ended August 31, 2018, the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and the Strategic Dividend Income Fund did not defer any qualified late year losses.

For the year ended August 31, 2018, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$1,385,141	$1,149,847	$2,534,988
Managed Volatility Equity Fund	586,865	—	586,865
Strategic Dividend Income Fund	1,800,296	807,827	2,608,123

For the year ended August 31, 2017, the Funds paid the following distributions to shareholders:

	Ordinary	Long Term
Fund	Income*	Capital Gains**	Total
Dynamic Managed Volatility Fund	$486,528	$—	$486,528
Managed Volatility Equity Fund	864,868	—	864,868
Strategic Dividend Income Fund	1,674,960	103,710	1,778,670

*	For federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.
**	The Funds designate long term capital gain dividends pursuant to Sec. 852(b)(3)(C).

ADVANTUS FUNDS

Notes to Financial Statements – Continued
August 31, 2018

10. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of August 31, 2018, each Fund’s percentage of control ownership positions greater than 25% are as follows:

Fund	Shareholder	Percent of Shares Held
Dynamic Managed Volatility Fund	Minnesota Life Insurance Company	88.7%
Managed Volatility Equity Fund	Pershing LLC	75.8%
Strategic Dividend Income Fund	Minnesota Life Insurance Company	34.6%
Strategic Dividend Income Fund	Comerica Bank (FBO)	28.3%

11. SUBSEQUENT EVENTS

On August 8, 2018, the Board of Trustees approved a name change for the Advantus Strategic Dividend Income Fund. It is expected that on or around December 28, 2018, the Fund’s name will change to Securian AM Real Asset Income Fund. The Fund’s underlying investment strategy will not be changing.

On September 27, 2018, the Dynamic Managed Volatility Fund paid an income distribution in the amount of $164,378 or $0.0500 per share.

On September 27, 2018, the Managed Volatility Equity Fund paid an income distribution in the amount of $76,673 or $0.0250 per share.

On September 27, 2018, the Strategic Dividend Income Fund paid an income distribution in the amount of $536,416 or $0.0750 per share.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

ADVANTUS FUNDS

Report of Independent Registered Public Accounting Firm

To the Shareholders of Advantus Funds and
Board of Trustees of Managed Portfolio Series

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, and written options, of Advantus Dynamic Managed Volatility Fund, Advantus Managed Volatility Equity Fund, and Advantus Strategic Dividend Income Fund (“Advantus Funds” or the “Funds”), each a series of Managed Portfolio Series, as of August 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, including the related notes, and the financial highlights for each of the four periods in the periods ended from August 31, 2015 through August 31, 2018 (collectively referred to as the “financial statements”).  In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of August 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The financial highlights for the year ended August 31, 2014, were audited by other auditors whose report dated October 28, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits.  We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.  Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.  We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2015.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
October 29, 2018

ADVANTUS FUNDS

Additional Information (Unaudited)
August 31, 2018

Trustees and Officers
Number of
		Term of	Portfolios	Principal	Other Directorships
	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the	During the
and Year of Birth	the Trust	Time Served	by Trustee	Past Five Years	Past Five Years
Independent Trustees
Leonard M. Rush, CPA	Lead	Indefinite	38	Retired, Chief Financial	Independent Trustee,
615 E. Michigan St.	Independent	Term; Since		Officer, Robert W. Baird	ETF Series Solutions
Milwaukee, WI 53202	Trustee	April 2011		& Co. Incorporated	(39 Portfolios)
Year of Birth: 1946	and Audit			(2000-2011).	(2012-Present);
	Committee				Director, Anchor
	Chairman				Bancorp Wisconsin,
Inc. (2011-2013).
David A. Massart	Trustee	Indefinite	38	Co-Founder and Chief	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Investment Strategist,	ETF Series Solutions
Milwaukee, WI 53202	Valuation	April 2011		Next Generation Wealth	(39 Portfolios)
Year of Birth: 1967	Committee			Management, Inc.	(2012-Present).
	Chairman			(2005-Present).
David M. Swanson	Trustee	Indefinite	38	Founder and Managing	Independent Trustee,
615 E. Michigan St.	and	Term; Since		Principal, SwanDog Strategic	ALPS Variable
Milwaukee, WI 53202	Nominating	April 2011		Marketing, LLC	Investment Trust
Year of Birth: 1957	& Governance			(2006-Present);	(10 Portfolios)
	Committee			Executive Vice President,	(2006-Present);
	Chairman			Calamos Investments	Independent Trustee,
				(2004-2006).	RiverNorth
Opportunities
Closed-End Fund
(2015-Present).
Interested Trustee
Robert J. Kern*	Chairman,	Indefinite	38	Retired, Executive Vice	None
615 E. Michigan St.	and	Term; Since		President, U.S. Bancorp
Milwaukee, WI 53202	Trustee	January 2011		Fund Services, LLC
Year of Birth: 1958				(1994-2018).
Officers
James R. Arnold	President	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	and	Term, Since		U.S. Bancorp Fund
Milwaukee, WI	Principal	January 2011		Services, LLC
53202	Executive			(2002-Present).
Year of Birth: 1957	Officer
Deborah Ward	Vice	Indefinite	N/A	Senior Vice President,	N/A
615 E. Michigan St.	President,	Term; Since		U.S. Bancorp Fund
Milwaukee, WI 53202	Chief	April 2013		Services, LLC
Year of Birth: 1966	Compliance			(2004-Present).
Officer and
Anti-Money
Laundering
Officer

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2018

Number of
		Term of	Portfolios	Principal	Other Directorships
	Position(s)	Office and	in Trust	Occupation(s)	Held by Trustee
Name, Address	Held with	Length of	Overseen	During the	During the
and Year of Birth	the Trust	Time Served	by Trustee	Past Five Years	Past Five Years
Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.	and	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202	Principal	January 2011		LLC (2005-Present).
Year of Birth: 1973	Financial
Officer
Thomas A. Bausch, Esq.	Secretary	Indefinite	N/A	Vice President,	N/A
615 E. Michigan St.		Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		November 2017		LLC (2016-Present);
Year of Birth: 1979				Associate, Godfrey &
Kahn S.C. (2012-2016).
Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		September 2012		LLC (2005-Present).
Year of Birth: 1973
Benjamin Eirich	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2008-Present).
Year of Birth: 1981
Doug Schafer	Assistant	Indefinite	N/A	Assistant Vice President,	N/A
615 E. Michigan St.	Treasurer	Term; Since		U.S. Bancorp Fund Services,
Milwaukee, WI 53202		May 2016		LLC (2002-Present).
Year of Birth: 1970

*
Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he was a board member of the Fund’s principal underwriter, Quasar Distributors, LLC, an affiliate of the Administrator.

ADVANTUS FUNDS

Additional Information (Unaudited) – Continued
August 31, 2018

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Funds’ Form N-Q is available without charge upon request by calling 1-888-964-0788.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Funds’ Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-964-0788.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month year ended June 30, is available (1) without charge, upon request, by calling 1-888-964-0788, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended August 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%, as provided for by the American Taxpayer Relief Act of 2012.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 22.81%, 89.62%, and 28.48% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, and Strategic Dividend Income Fund, respectively.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended August 31, 2018 was 20.94%, 54.27%, and 26.38% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund, and Strategic Dividend Income Fund, respectively.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 54.48%, 0% and 0% for the Dynamic Managed Volatility Fund, Managed Volatility Equity Fund and Strategic Dividend Income Fund, respectively.

ADVANTUS FUNDS

Privacy Notice

The Funds collect only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Funds collect financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Funds do not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Funds, as well as the Funds’ investment adviser who is an affiliate of the Funds.  If you maintain a retirement/educational custodial account directly with the Funds, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Funds limit access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Funds.  All shareholder records will be disposed of in accordance with applicable law.  The Funds maintain physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Securian Asset Management, Inc.
400 Robert St. North
St. Paul, MN 55101-2098

DISTRIBUTOR
Quasar Distributors, LLC
777 East Wisconsin Ave.
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202

LEGAL COUNSEL
Stradley Ronon Stevens & Young LLP
2005 Market Street, Suite 2600
Philadelphia, PA 19130

This report should be accompanied or preceded by a prospectus.

The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available without charge upon request by calling 1-888-964-0788.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the past fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended August 31, 2018 and August 31, 2017, the Fund’s principal accountant was Cohen & Company. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$44,000	$59,000
Audit-Related Fees	$0	$0
Tax Fees	$10,000	$13,000
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen & Company applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 8/31/2018	FYE 8/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Managed Portfolio Series

By (Signature and Title)*    /s/Deborah Ward
Deborah Ward, Acting President

Date    November 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/Deborah Ward
Deborah Ward, Acting President

Date    November 7, 2018

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    November 7, 2018

* Print the name and title of each signing officer under his or her signature.